                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             September 17, 2001
                                                             ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

   Laws of the United States              033-99442-01                   51-0269396
   -------------------------              ------------                   ----------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification
 incorporation or organization)                                            Number)

201 North Walnut Street, Wilmington, Delaware                          19801
---------------------------------------------                        ----------
(Address of principal executive offices)                             (Zip Code)

                                  302/594-4117
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

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Item 7. Financial Statements, Pro Forma financial Statements and Exhibits
              See separate index to exhibits.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST USA BANK, NATIONAL ASSOCIATION
                                   As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                                   By: /s/ Tracie H. Klein
                                       ------------------------------------
                                       Name:  Tracie H. Klein
                                       Title: First Vice President



Date: September 17, 2001
      ------------------

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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------
     28.1         Excess Spread Analysis
     28.2         Series 1999-1 Monthly Servicing Certificate - August 31, 2001
     28.3         Monthy Series 1999-1 Certificateholder's Statement - August 31, 2001
     28.4         Series 1999-2 Monthly Servicing Certificate - August 31, 2001
     28.5         Monthly Series 1999-2 Certificateholder's Statement - August 31, 2001
     28.6         Series 2000-1 Monthly Servicing Certificate - August 31, 2001
     28.7         Monthly Series 2000-1 Certificateholders' Statement - August 31, 2001